SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant / /

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/ X / Preliminary Proxy Statement.

/       / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/        / Definitive Proxy Statement.

/       /  Definitive Additional Materials.

/       /  Soliciting Material Pursuant to § 240.14a-12.

Eaton Vance Senior income trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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/ X /       No fee required.

/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction

computed pursuant to Exchange Act Rule 0-11 (set forth the

amount on which the filing fee is calculated and state how it

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0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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Eaton Vance Senior Income Trust

Two International Place

Boston, Massachusetts 02110

[May 24], 2021

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Eaton Vance Senior Income Trust (the “Fund”), I cordially invite you to attend the special meeting of shareholders scheduled to be held on June 24, 2021 at [ ] Eastern Time (the “Meeting”). Due to the COVID-19 pandemic, the Meeting will take place in a virtual-only format using remote communication. The Meeting is being held to approve a matter important to your Fund relating to Morgan Stanley’s recently completed acquisition of Eaton Vance Corp. (“EVC”).

On March 1, 2021, EVC, the parent company of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance”), was acquired by Morgan Stanley, a leading global financial services firm that provides a wide range of investment banking, securities, wealth management and investment management services (the “Transaction”). In connection with the Transaction, we are asking Fund shareholders to approve a new investment advisory agreement in order to maintain the continuity of the Fund’s operations. The Board has unanimously approved this new agreement.

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is to seek your vote on the approval of a new investment advisory agreement. The Board carefully considered this proposal and, as described more fully in the enclosed Proxy Statement, unanimously recommends that shareholders vote FOR the proposal.

It is important to note that the Board has approved a tender offer that is conditional on shareholder approval of the new agreement. As announced on May 12, 2021, the Board has authorized a conditional cash tender offer pursuant to which the Fund will purchase up to 60 percent of the Fund’s outstanding common shares at a price per share equal to 99 percent of the Fund’s net asset value per share (“NAV”) as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. The tender offer will commence within 30 days following shareholder approval of the new agreement. The Board has also authorized the Fund, if the new agreement is approved, to conduct up to three additional future conditional tender offers, in each of which the Fund will purchase for cash, at a price per share equal to 98 percent of the Fund’s NAV on the date the tender offer expires, up to 10% of its then outstanding shares if the average market price discount to the Fund’s NAV exceeds 10% over a certain period. Please see the Proxy Statement for more information.

Shareholders were previously asked to approve a new investment advisory agreement with Eaton Vance at a special meeting of shareholders held on January 12, 2021. The proposal was not approved at the January meeting. Eaton Vance continues to manage the Fund under an interim investment advisory agreement that was approved by the Board. The interim agreement took effect upon the closing of the Transaction and may continue for a term of up to 150 days.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented. We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

Your vote is important. We appreciate your consideration of this important matter. If you have questions about the proposal, please call our proxy information line at [ ] or contact your financial intermediary.

Sincerely yours,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

*******

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Meeting and desire to vote at the Meeting.

Table of Contents

Notice of Special Meeting of Shareholders	1
Proxy Statement	[ ]
General Information	[ ]
Questions and Answers	[ ]
The Proposal	[ ]
Further Information About Voting and the Special Meeting	[ ]
Appendix A - Form of New Investment Advisory Agreement	A-1
Appendix B - Investment Advisory Agreement: Date and Approvals	B-1
Appendix C - Board Considerations	C-1
[Appendix D - Other Similar Funds Advised by Eaton Vance	D-1]
Appendix E - Fund Trustees and Officers	E-1
Appendix F - 5% Ownership	F-1

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on June 24, 2021

Eaton Vance SENIOR INCOME TRUST (EVf)

(the “Fund”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUND SCHEDULED TO BE HELD ON June 24, 2021: The notice of special meeting of shareholders, Proxy Statement, and the forms of proxy card are available at [ ].

To the shareholders of the Fund:

The special meeting of shareholders of your Fund will be held on June 24, 2021 at [ ] Eastern Time, by means of remote communication in a virtual-only format (the “Meeting”), to consider the following proposal (the “Proposal”).

Proposal 1: Approval of a new investment advisory agreement for the Fund with Eaton Vance Management (“Eaton Vance”) to continue to serve as the Fund’s investment adviser

Holders of record of shares of the Fund at the close of business on May 14, 2021 who have voting power with respect to such shares are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. Shareholders will not be able to attend the Meeting in person.

If, as of May 14, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 23, 2021.

If, as of May 14, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 23, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

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This notice and the related proxy materials first are being mailed to shareholders on or about [May 24], 2021. This proxy is being solicited on behalf of the Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

[May 24], 2021

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PROXY STATEMENT

For the Special Meeting of Shareholders

To be held on June 24, 2021

Eaton Vance senior income trust (EVf)

(the “Fund”)

**********

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Fund at a meeting to be held on June 24, 2021 at [ ] Eastern Time by means of remote communication in a virtual-only format, and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of the Fund will be asked to approve a new investment advisory agreement with Eaton Vance Management (“Eaton Vance”) (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of Special Meeting of Shareholders and the accompanying proxy card, is being mailed to shareholders on or about [May 24], 2021. It explains what you should know before voting on the matter described herein. Please read it carefully and keep it for future reference.

Shareholders are not entitled to any appraisal rights or similar rights of dissenters in connection with the Proposal to be considered at the Meeting.

Questions and Answers

Q: Why am I being asked to vote?

A: On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of Eaton Vance, the Fund’s investment adviser, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley would acquire EVC and its affiliates, including Eaton Vance (the “Transaction”). The Transaction closed on March 1, 2021 (the “Closing”).

The Transaction is relevant to your Fund because Eaton Vance serves as investment adviser to your Fund. Upon the Closing, Eaton Vance became an indirect wholly-owned subsidiary of Morgan Stanley.

The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Fund, requires investment advisory agreements to terminate automatically in the event of an assignment of the agreement. In connection with the Transaction, shareholders were asked at a special meeting, held on January 12, 2021 (the “Original Meeting”), to approve a new investment advisory agreement with Eaton Vance (the “New Agreement”), that would go into effect upon the later of the Closing or the Fund’s shareholders’ approval of the New Agreement. Shareholders of the Fund did not approve the New Agreement at the Original Meeting.

An interim investment advisory agreement with Eaton Vance (the “Interim Agreement”), which was approved by the Board at a meeting on February 4, 2021, took effect upon the Closing while the Board considered what additional actions to take. The Interim Agreement allows Eaton Vance to continue to manage the Fund for up to an additional 150 days following the Closing. The terms of the Interim Agreement are substantially identical to those of the Fund’s previous shareholder-approved investment advisory agreement with Eaton Vance (the “Prior Agreement”) except for term and escrow provisions required by applicable law.

At a meeting held on May 4, 2021, the Board approved new record and meeting dates with respect to the Fund to resubmit the New Agreement for your approval. In order to ensure continuity in the management of the Fund and uninterrupted operations, it is important that the approval of the New Agreement is obtained prior to the expiration of the Interim Agreement. This Proxy Statement describes the Transaction and the New Agreement. The Board unanimously recommends that you approve the New Agreement to ensure that Eaton Vance will continue to serve as the Fund’s investment adviser.

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Q: In addition to calling the Meeting, what actions has the Board taken since the Original Meeting?

A: Conditional Tender Offer. Since the Original Meeting, the Board has authorized a conditional cash tender offer (the “Tender Offer”) for up to 60% of the Fund’s outstanding common shares, $0.01 par value per share (the “Common Shares”), at a price per share equal to 99% of the Fund’s net asset value per share (“NAV”) as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date the Tender Offer expires. The Tender Offer is conditioned on shareholder approval of the New Agreement. The Tender Offer will commence within 30 days following shareholder approval of the New Agreement. Additional terms and conditions of the Tender Offer will be set forth in the associated Fund offering materials and additional press releases, as applicable. If the number of Common Shares tendered in the Tender Offer exceeds the maximum amount of the Tender Offer, the Fund will purchase Common Shares from tendering shareholders on a pro rata basis (disregarding fractional shares). Accordingly, there is no assurance that the Fund will purchase all of a shareholder’s tendered Common Shares in the Tender Offer. Eaton Vance has agreed to bear the costs of the Tender Offer.

Subsequent Conditional Tender Offers. Since the Original Meeting, the Board has also authorized the Fund to conduct up to three additional future conditional cash tender offers (each a “Subsequent Tender Offer”) subject to the following terms: (i) in calendar year 2022, the Fund will conduct a tender offer to purchase for cash up to 10% of its then outstanding Common Shares prior to December 31, 2022 if the average discount to the Fund’s NAV from January 2022 through August 2022 exceeds 10% based on volume-weighted average market price and NAV on business days during the period; (ii) in calendar year 2023, the Fund will conduct a tender offer to purchase for cash up to 10% of its then outstanding Common Shares prior to December 31, 2023 if the average discount to the Fund’s NAV from January 2023 through August 2023 exceeds 10% based on volume-weighted average market price and NAV on business days during the period; and (iii) in calendar year 2024, the Fund will conduct a tender offer to purchase for cash up to 10% of its then outstanding Common Shares prior to December 31, 2024 if the average discount to the Fund’s NAV from January 2024 through August 2024 exceeds 10% based on volume-weighted average market price and NAV on business days during the period. Each Subsequent Tender Offer will provide shareholders with the opportunity to tender some or all of their Common Shares at a price equal to 98% of the Fund’s NAV as determined as of the close of regular trading on the NYSE on the date the applicable Subsequent Tender Offer expires. Additional terms and conditions of a Subsequent Tender Offer will be set forth in the associated Fund offering materials and additional press releases, as applicable. If the number of Common Shares tendered in a Subsequent Tender Offer exceeds the maximum amount of the Subsequent Tender Offer, the Fund will purchase Common Shares from tendering shareholders on a pro rata basis (disregarding fractional shares). Accordingly, there is no assurance that the Fund will purchase all of a shareholder’s tendered Common Shares in a Subsequent Tender Offer. Eaton Vance has agreed to bear the costs of any Subsequent Tender Offer.

The Fund has not commenced either the Tender Offer or any of the Subsequent Tender Offers. The foregoing descriptions are not a recommendation, an offer to purchase, or a solicitation of an offer to sell shares of the Fund and the above statements are not intended to constitute an offer to participate in any tender offer. Information about the Tender Offer and any Subsequent Tender Offer, including its commencement, if triggered, will be provided by future public announcements. Shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. If triggered, the Tender Offer and any Subsequent Tender Offer will be made only by an offer to purchase, a related letter of transmittal, and other documents to be filed with the U.S. Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read any offer to purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer or a Subsequent Tender Offer, as applicable. These and other filed documents will be available to investors for free both at the website of the SEC and from the Fund if the relevant tender offer is triggered. The Fund may determine not to accept shares tendered in the Tender Offer or a Subsequent Tender Offer under various circumstances, as will be set forth in the relevant offering materials.

Q: How did the Transaction affect Eaton Vance?

A: Now that the Transaction has closed, Eaton Vance operates as an indirect wholly-owned subsidiary of Morgan Stanley. Eaton Vance is expected to retain its existing portfolio management and other key personnel who provide services to the Fund.

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Q: How will the Transaction potentially benefit my Fund?

A: It is expected that the Transaction will deliver long-term financial benefits for the Fund. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships. Approval of the New Agreement will provide continuity of the investment program you selected through your investment in the Fund and help to ensure that the Fund’s operations continue uninterrupted.

Q: How does the New Agreement differ from the Prior Agreement?

A: While certain provisions have been updated, the New Agreement is substantially similar to the Prior Agreement. The services that your Fund will receive under the New Agreement are expected to be substantially similar to those it received under the Prior Agreement and those it now receives under the Interim Agreement.

The revisions in the New Agreement to the provisions of the Prior Agreement are described in more detail within this Proxy Statement and in various Appendices to this Proxy Statement.

Q: Will my Fund’s contractual management fee rate increase?

A: No. The investment advisory services fee rate proposed for the Fund will remain the same as under the Prior Agreement and the Interim Agreement. Eaton Vance also provides administrative services to the Fund pursuant to a separate administrative services agreement. The administrative fee rate also remains the same as it did prior to the Closing (the administrative fee rate together with the advisory fee rate are referred to as the “management fee”).

Q: Will the New Agreement result in any changes in the portfolio management, investment objective, or investment strategies of my Fund?

A: No. The New Agreement is not expected to result in any changes to the Fund’s investment objective or investment strategies. Further, the portfolio managers for the Fund are expected to continue in such roles.

Q: What will happen if shareholders do not approve the New Agreement?

A: Eaton Vance is providing investment advisory services to the Fund pursuant to the Interim Agreement, which allows Eaton Vance to continue to manage the Fund for up to an additional 150 days following the Closing. If the New Agreement is not approved by the Fund’s shareholders within 150 days after the Closing, Eaton Vance will no longer provide investment advisory services to the Fund, unless an extension of the 150-day period is permitted by an exemption or interpretive position of the SEC or its staff. If the New Agreement is not approved within the 150-day period (or pursuant to any permitted extension), the Board will consider what action would be appropriate for the Fund.

Q: How does the Board recommend that the Fund’s shareholders vote on the Proposal?

A: The Board unanimously recommends that you vote FOR the Proposal.

Q: Who is asking for my vote?

A: The enclosed proxy card is being solicited by the Board to approve the New Agreement. The Fund has engaged AST Fund Solutions, LLC (“AST”) to assist with solicitation of proxies.

Q: Who is eligible to vote?

A: Shareholders of record of the Fund at the close of business on May 14, 2021 (the “Record Date”) who have voting power with respect to such shares are entitled to be present and to vote at the Meeting and such date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date.

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The number of voting securities of the Fund outstanding and entitled to vote on the Record Date was [37,866,607] Common Shares and [1,504] Auction Preferred Shares (“APS”). Each whole share held by a shareholder having voting power with respect to such share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Q: How do I vote my shares?

A: You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card and follow the directions.
•	By internet: Access the website address printed on the enclosed proxy card and follow the directions on the website.
•	By mail: Complete, sign, and date the proxy card you received and return in the self-addressed, postage-paid envelope.
•	At the Meeting: Vote your shares at the Meeting scheduled to be held on June 24, 2021 at [ ] Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted exclusively through a web-based portal. You will be able to attend the Meeting, submit questions, and vote your shares online.

Q: Is my Fund paying for the Transaction or this proxy solicitation?

A: No. The Fund has not and will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by Eaton Vance.

Proposal 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The Board has unanimously approved, and recommends that shareholders of the Fund approve, the New Agreement. The form of the New Agreement is attached at Appendix A. You should refer to Appendix A for the complete terms of the New Agreement.

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Transaction closed on March 1, 2021. Upon the Closing, Eaton Vance became an indirect wholly-owned subsidiary of Morgan Stanley.

Comparison of New Agreement and Prior Agreement

In connection with the approval of the New Agreement, Eaton Vance proposed, and the Board approved, certain changes to the provisions of the Prior Agreement in order to standardize, clarify, and modernize the Fund’s investment advisory agreement. The Board believes that this standardization will benefit shareholders by making the administration of the Fund’s investment advisory agreement more efficient.

The terms of the New Agreement, and certain differences between the New Agreement and the Prior Agreement, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the form of the New Agreement is attached at Appendix A. The date of the Prior Agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the Board is set forth in Appendix B.

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Fees. The Fund will not experience an increased management fee rate as a result of the Transaction. The compensation terms of the New Agreement reflect the separately executed contractual management fee reduction arrangement currently in place for the Fund, pursuant to which the Fund’s advisory fee rate was reduced by 0.01% per year commencing May 1, 2010 and was/will be reduced by an additional 0.01% per year on each May 1st for the next twenty-nine years thereafter. As of May 1, 2021, the fee for investment advisory services under the New Agreement would be, as it would under the Prior Agreement, 0.73% of the Fund’s average weekly “gross assets,” as defined in the agreement. The fee schedule to the New Agreement is contained in Appendix A. During the Fund’s most recently completed fiscal year, the Fund paid Eaton Vance $2,930,938 for the services provided by Eaton Vance under the Prior Agreement. Eaton Vance provides administrative services to the Fund pursuant to an administrative services agreement that is separate from the Fund’s investment advisory agreement with Eaton Vance. Under the new administrative services agreement that took effect upon the Closing, the Fund pays the same administrative fee rate, 0.25% of the Fund’s average weekly gross assets, as it did under the prior administrative service agreement. During the Fund’s most recently completed fiscal year, the Fund paid Eaton Vance $978,945 for administrative services.

Investment Management Services. The Prior Agreement and the New Agreement contain substantially similar provisions relating to the retention of Eaton Vance to act as investment adviser for, and to manage the investment and reinvestment of the assets of, the Fund and to administer its investment affairs. In pursuit of the foregoing, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities, commodities, derivatives, and/or other investments shall be acquired, disposed of, or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Fund’s organizational documents and registration statement.

The Prior Agreement specified that Eaton Vance will be responsible for the purchase and sale of securities interests in senior loans and other permitted investments. Consistent with the Fund’s existing strategy, the New Agreement would remove specific references to senior loans, instead referring to securities and other investments more generally (which includes senior loans). The Fund will continue to invest primarily in senior secured floating rate loans.

While Eaton Vance’s role is not changing under the New Agreement, the New Agreement explicitly states that Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Fund, nor shall Eaton Vance be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, administrator, custodian, or shareholder servicing agent of the Fund.

Best Execution. The New Agreement provides that Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and describes considerations for Eaton Vance’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This language was updated to more closely reflect statutory requirements related to payment of brokerage commission rates for investment transactions.

The Prior Agreement provided that Eaton Vance shall place purchase and sale orders with, among others, banks or a co-lender or other participant in senior loans. The New Agreement provides that Eaton Vance shall place all orders for the purchase or sale of portfolio investments either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by Eaton Vance. The language in the New Agreement reflects the different types of investments in which the Fund may transact. While the Fund will continue to invest primarily in senior secured floating rate loans, the new language reflects the fact that the Fund also may invest in other types of investments.

Delegation of Responsibilities. The Prior Agreement and the New Agreement permit Eaton Vance to employ one or more sub-advisers with respect to the Fund. The New Agreement makes clear that Eaton Vance may, with the approval of the Trustees of the Fund and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act and the rules thereunder. In addition, pursuant to the New Agreement, in the event a sub-adviser is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser, subject to approval by the Trustees and notice to the sub-adviser.

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Expenses. The Prior Agreement and the New Agreement provide that the Fund will pay all expenses other than those expressly stated to be payable by Eaton Vance, including certain expenses set forth in the agreement. In particular, among other expenses, the New Agreement identifies certain examples of expenses not identified in the Prior Agreement, including (i) the investment advisory, sub-advisory, or similar management fee payable by the Fund; (ii) any expenses for printing and distributing registration statements and other Fund reports; and (iii) the expenses incurred in connection with the Fund’s use of a line of credit or other borrowings or leverage. In addition, the New Agreement clarifies that Eaton Vance shall pay the entire salaries and fees of all Fund Trustees and officers who are employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance. The expense provisions in the New Agreement are intended to clarify existing arrangements and, if approved, would not result in a change to expenses that the Fund currently bears under the Interim Agreement or previously bore under the Prior Agreement.

Limitation of Liability. Both the Prior Agreement and the New Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, Eaton Vance shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in connection with rendering services under the agreement.

Third Party Beneficiaries. The New Agreement clarifies that such agreement shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement. The Prior Agreement was silent on this point.

Non-Exclusive Services. Both the Prior Agreement and the New Agreement provide that the services of Eaton Vance to the Fund are not exclusive. The New Agreement further contemplates that Eaton Vance may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

Governing Law and Legal Requirements. While the Prior Agreement was silent as to governing law, the New Agreement provides that such agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The Prior Agreement and the New Agreement refer to certain requirements under the 1940 Act and the New Agreement provides that these provisions will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Board Considerations

At a meeting held on November 10, 2020 (the “November Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of Eaton Vance or the Fund (the “Independent Trustees”), voted to approve the New Agreement. In voting its approval of the New Agreement, the Board relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Board’s Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Fund, which culminated in April 2020. The Board, including the Independent Trustees, concluded that the New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

At the Original Meeting, the New Agreement was presented for shareholder approval, but shareholders of the Fund voted at the Original Meeting not to approve the New Agreement. As a result, on February 4, 2021, the Board unanimously approved an interim investment advisory agreement on behalf of the Fund (the “Interim Agreement”), to be utilized if shareholders of the Fund did not approve the New Agreement prior to the Closing. The Board noted that the terms of the Interim Agreement are substantially identical to those of the Prior Agreement except for term and escrow provisions required by applicable law.

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Following the November Meeting, the Board and its various committees continued to exercise their fiduciary responsibilities with respect to the Fund, including oversight of the services provided by Eaton Vance to the Fund and the Fund’s performance, both generally and in the context of the Transaction. In this connection, the members of the Contract Review Committee, all of whom are Independent Trustees, had begun to engage in the 2021 annual contract review process for the Fund, which commenced in January 2021. In the course of such oversight, the Independent Trustees did not identify any new information or developments that would have caused them to rescind their recommendation or approval of the New Agreement.

The Board’s considerations are described in more detail in Appendix C.

Required Vote and Related Matters

Approval of the New Agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Fund, defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority”), provided the quorum, as described below under “Further Information About Voting and the Special Meeting - Quorum and Methods of Tabulation,” has been satisfied. The Fund’s outstanding voting securities include Common Shares and APS, which will vote together as a single class with respect to the Proposal.

BOARD RECOMMENDATION

The Board, including a majority of the Independent Trustees, believes that the New Agreement is in the best interests of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the New Agreement as described in the Proposal.

Further Information About Voting and the Special Meeting

Required Vote. Approval of the Proposal requires the affirmative vote of a 1940 Act Majority.

Quorum and Methods of Tabulation. A quorum with respect to the Meeting requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will any broker non-votes. Accordingly, abstentions, which will be treated as shares that are present at the Meeting but which have not been voted, will assist the Fund in obtaining a quorum. Abstentions and broker non-votes (shares for which a broker returns a proxy but for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will have the effect of a negative vote on the Proposal. Please note that broker non-votes are not expected with respect to the Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies for the Meeting.

Adjournment and Postponement. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund that are entitled to vote and are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Aside from the announcement of an adjournment to be given at the Meeting, no further notice to shareholders will be required. The Fund also may, prior to the Meeting being convened, postpone the Meeting from time to time. The costs of any such additional solicitation and of any adjourned or postponed session will be borne by Eaton Vance.

Other business. The Trustees know of no matter other than the one described in this Proxy Statement to be brought before the Meeting. Pursuant to the Fund’s Amended and Restated By-Laws, since this is a special meeting of shareholders, only such business shall be conducted at the Meeting as shall have been brought before the Meeting pursuant to the notice of Meeting.

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Revocation of proxies. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by voting at the Meeting. If you hold Fund shares entitled to vote through an intermediary (such as a broker, bank, adviser, or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

Voting Eligibility. Shareholders of record of the Fund at the close of business on May 14, 2021 who have voting power with respect to such shares are entitled to be present and to vote at the Meeting and such date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date.

Date for receipt of shareholders’ proposals for subsequent meeting of shareholders. To be considered for presentation at the Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal office c/o the Secretary of the Fund on or before May 28, 2021. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than August 13, 2021 and no earlier than July 15, 2021. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Proxy Solicitation and Tabulation. The expense of preparing, printing, and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by Eaton Vance and not by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its investment adviser and administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, LLC, by broker-dealer firms, or by a professional solicitation organization. A written proxy may be delivered to the Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. Eaton Vance will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs, including tabulation costs, are approximately $65,000.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Duplicate mailings. As permitted by SEC rules, Eaton Vance’s policy is to send a single copy of the Proxy Statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the Proxy Statement for each account registered at that address. If you would prefer to receive your own copy of the Proxy Statement, please call our proxy information line at [ ].

Attending the Meeting. Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST as described further below. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. Shareholders will not be able to attend the Meeting in person.

If, as of May 14, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 23, 2021.

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If, as of May 14, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 23, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

Financial information. The Fund’s Secretary will furnish to you, upon request and without charge, a copy of the Fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period. Shareholders desiring to obtain a copy of such reports should call [ ], send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

Eaton Vance Management. Eaton Vance is the investment adviser of the Fund and also serves as the Fund’s administrator. Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV LLC. (“EV”) serves as sole trustee of Eaton Vance. [EV and Eaton Vance are wholly-owned subsidiaries of Mirror Merger Sub 2, LLC (“Merger Sub 2”), a Maryland limited liability company and a direct, wholly owned subsidiary of Morgan Stanley, a Delaware corporation. Merger Sub 2, through its subsidiaries and affiliates, engages primarily in investment management, administration, and marketing activities. The principal executive offices of Merger Sub 2 and Morgan Stanley are located at 1585 Broadway, New York, NY 10036.]

The names and principal occupations of the principal executive officers of Eaton Vance are listed below. The address for each director of Eaton Vance and each officer listed below is Two International Place, Boston, MA 02110.

Thomas E. Faust Jr., President & Chief Executive Officer

Richard F. Froio, Vice President & Chief Compliance Officer

Daniel C. Cataldo, Vice President & Chief Administrative Officer

[Eaton Vance provides investment advisory services to other funds that may have an investment objective similar to that of the Fund. The table in Appendix D identifies these other funds and states their net assets and the management fees that they paid to Eaton Vance during the fiscal years noted.]

Limitation of Trustee Liability. The Fund’s organizational documents provide that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Fund, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Fund and that the Fund will indemnify its Trustees and officers, to the fullest extent permitted by applicable law, against liabilities and expenses incurred in connection with claims in which they may be involved because of their offices with the Fund, except for liabilities to the Fund or any shareholder if it is determined that the Trustee or officer has acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees, Officers, and Other Information. All of the Fund’s officers, as well as Thomas E. Faust Jr., a Trustee who is an “interested” (as defined in the 1940 Act) person of the Fund, are employees of Eaton Vance or its affiliates. Because of their positions with Eaton Vance or its affiliates, the officers and interested Trustee will benefit from any management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the Fund to Eaton Vance or its affiliates. [No Independent Trustee owns any securities or has any other material direct or indirect interest in Eaton Vance, Morgan Stanley, or any other person controlling, controlled by or under common control with Eaton Vance.]

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Appendix E lists the current Trustees and officers of the Fund.

5% Ownership. As of May 14, 2021, to the knowledge of the Fund, no person other than those listed in Appendix F owned beneficially or of record more than 5% of the outstanding Common Shares or APS of the Fund.

Security Ownership. [To the best of the Fund’s knowledge, as of May 14, 2021, each Trustee, and the officers and Trustees of the Fund as a group, owned less than 1% of the outstanding shares of the Fund.]

Affiliated Broker Commissions. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each is considered an affiliated broker of the Fund. The aggregate amount of commissions paid to such affiliated brokers during the Fund’s most recently completed fiscal year was $3, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers during the Fund’s most recently completed fiscal year was 0.00%. No brokerage commissions were paid to any other affiliated brokers during the Fund’s most recent fiscal year.

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APPENDIX A

Form of New Investment Advisory Agreement

EATON VANCE SENIOR INCOME TRUST

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [x]th day of [MONTH], [YEAR], between Eaton Vance Senior Income Trust, a Massachusetts business trust (the “Trust”), and Eaton Vance Management, a Massachusetts business trust (the “Adviser”).

1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a) The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b) The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c) The Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Adviser, and, to that end, the Adviser is authorized, as the agent of the Trust, to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

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(d) Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Trust, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Trust.

2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3. Allocation of Charges and Expenses. The Adviser shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by the Adviser and who devote part or all of their time to the affairs of the Adviser, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees, (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares of the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares; (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the Securities and Exchange Commission (the “SEC”) and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust; (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

4. Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5. Limitation of Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

A copy of the Declaration of Trust of the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Adviser by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of the Adviser limiting the personal liability of the trustees, officers, and shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Adviser.

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6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform any of the Adviser’s duties under this Agreement, upon such terms and conditions as may be agreed upon between the Adviser and such sub-investment adviser and approved by the Trustees of the Trust, all as permitted by the 1940 Act. The performance of each such sub-investment adviser of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any shareholders of the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the 1940 Act and the rules thereunder. In the event a sub-investment adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser, subject to approval by the Board and notice to the sub-investment adviser.

7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually: (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9. Limitation of Liability of Trustees and Officers of the Trust. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer in his or her capacity as an officer and not individually. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees, officers, and shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders of the Trust or any Trustee, officer, or shareholder of the Trust.

10. Use of the Name “Eaton Vance”. The Adviser hereby consents to the use by the Trust of the name “Eaton Vance” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance”. The Adviser shall have the right to require the Trust to cease using the name “Eaton Vance” as part of the Trust’s name if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust’s investment adviser. Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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12. Non-Exclusive Services. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. It is understood that the Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Adviser. In addition, it is understood that the Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to the Trust. The Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

13. Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14. Miscellaneous.

(a) If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b) This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c) This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE SENIOR INCOME TRUST

By:

[NAME OF OFFICER]

[OFFICER] and not individually

EATON VANCE MANAGEMENT

By:

[NAME OF OFFICER]

[OFFICER] and not individually

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APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the Trust compensation as set forth below:

A fee in an amount equal to 0.73% annually of average weekly gross assets of the Trust throughout each month, provided that such amount shall be reduced to the following amount as of the stated date: 5/1/2022: 0.72%, 5/1/2023: 0.71%, 5/1/2024: 0.70%, 5/1/2025: 0.69% and 5/1/2026: 0.55%. Gross assets shall be calculated by deducting accrued liabilities of the Trust except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Accrued liabilities are expenses incurred in the normal course of operations.

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears. The Adviser may, from time to time, waive all or a part of the above compensation.

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APPENDIX B

Investment Advisory Agreement: Date and Approvals

The following table contains information regarding the date of the Prior Agreement, the date on which it was last approved by shareholders and the purpose of that submission, the date on which the continuance of the Prior Agreement was last approved by the Board as well as action taken (other than renewal) with respect to the Prior Agreement by the Board since the beginning of the Fund’s last fiscal year.1

Date of Prior Agreement	Date Prior Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Prior Agreement to Shareholder Vote	Date of Last Approval by Board of Continuance of Prior Agreement	Other Action Taken with Respect to Prior Agreement
10/19/1998	10/23/1998	Original Approval[2]	4/22/20	On 4/22/20, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board amended the Fund’s investment advisory agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.
______________________

[1]	In addition to action taken with respect to the Prior Agreement by the Board, at a meeting on February 4, 2021, the Board unanimously approved the Interim Agreement, to be utilized if shareholders of the Fund did not approve the New Agreement prior to the Closing. The Interim Agreement took effect upon the Closing.

[2]	“Original Approval” means approval by the sole initial shareholder prior to public offering of the Fund.
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APPENDIX C

Board Considerations: Proposal 1

Overview of the Board Evaluation Process

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund or Eaton Vance Management (“Eaton Vance”), voted to approve a new investment advisory agreement between the Fund and Eaton Vance (the “New Agreement”), intended to go into effect upon the completion of the Transaction (as defined below). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreement at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreement, the Board relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreement and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s then-pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Fund, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board, including the Independent Trustees, concluded that the New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreement and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreement. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Fund, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

•	Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Fund, including the expected impact on the businesses conducted by Eaton Vance with respect to the Fund;
•	Information about the advantages of the Transaction as they relate to the Fund and its shareholders;
•	A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreement;
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•	A commitment that, for a period of three years after the Closing, at least 75% of the Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;
•	A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;
•	Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;
•	Information regarding any changes that were expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;
•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Fund;
•	Information on how the Fund is expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplated implementing to the Fund in the short- or long-term following the closing of the Transaction (the “Closing”);
•	Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Fund and/or the businesses of Eaton Vance and its affiliates as they relate to the Fund;
•	Information on the anticipated benefits of the Transaction to the Fund with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;
•	Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Fund, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreement

•	A representation that, after the Closing, the Fund will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;
•	Information regarding the terms of the New Agreement, including certain changes as compared to the then-current shareholder-approved investment advisory agreement between the Fund and Eaton Vance (the “Prior Agreement”);
•	Information confirming that the fee rates payable under the New Agreement are not changed as compared to the Prior Agreement;
•	A representation that the New Agreement will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Fund and its shareholders, including with respect to compliance and other non-advisory services;
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Information about Fund Performance, Fees and Expenses

•	A report from an independent data provider comparing the investment performance of the Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and a benchmark index over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;
•	A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;
•	Data regarding investment performance relative to customized groups of peer funds identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;
•	Comparative information concerning the fees charged and services provided by Eaton Vance to the Fund in managing other accounts (which may include other registered funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Fund, if any;
•	Profitability analyses of Eaton Vance with respect to the Fund as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services then provided and expected to be provided to the Fund after the Closing, as well as the Fund’s investment strategies and policies;
•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including its processes for seeking best execution of portfolio transactions;
•	Information regarding the impact on trading and access to capital markets associated with the Fund’s post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Fund’s ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•	Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that were reasonably expected to occur before and after the Closing;
•	Confirmation that there were no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other registered funds and investment accounts, as applicable post-Closing;
•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
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•	Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;
•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;
•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance;
•	Information concerning the benefits of the closed-end fund structure, as well as the Fund’s market prices, trading volume data, distribution rates and other relevant matters;
•	Confirmation that Eaton Vance intends to continue to manage the Fund in a manner materially consistent with the Fund’s then-current investment objective and principal investment strategies;
•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
•	Confirmation that Eaton Vance and Morgan Stanley would continue to keep the Board apprised of developments as the Transaction progressed and prior to and, as applicable, following the Closing;
•	Confirmation that the current senior management team at Eaton Vance had indicated its strong support of the Transaction; and
•	Information regarding the fact that Morgan Stanley and Eaton Vance Corp. would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also received information regarding risk management techniques employed in connection with the management of the Fund. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreement, the Board evaluated the nature, extent and quality of services then provided to the Fund by Eaton Vance under the Prior Agreement. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance had advised the Board that, following the Closing, there was not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Fund and its shareholders, including compliance and other non-advisory services, and that there were not expected to be any changes in portfolio management personnel as a result of the Transaction.

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The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Fund was expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplated in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing the Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Fund and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreement, the Board also considered investment performance information provided for the Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. In addition to the

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foregoing information, it was also noted that the Board had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, were appropriate and expected to be consistent with the terms of the New Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered the Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund-specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee. The Board considered that the New Agreement does not change the Fund’s management fee rate or the computation method for calculating such fees, including the separately executed contractual management fee reduction in place for the Fund, pursuant to which the Fund’s advisory fee rate was reduced by 0.01% per year commencing May 1, 2010 and was/will be reduced by an additional 0.01% per year on each May 1st for the next twenty-nine years thereafter.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreement.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance were expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings were not expected to be realized immediately upon the Closing and that, accordingly, there were no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that were contemplated as a result of the Transaction. The Board noted that it would continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreement, the Board considered whether the Transaction would have an impact on the fall-out benefits then realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Prior Agreement.

The Board considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Fund. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

C-6

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of the Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the changes in the assets of the Fund and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Fund resulting from enhanced distribution capabilities, including with respect to the Fund’s potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Fund shared in the benefits from economies of scale, if any, when they were realized by Eaton Vance, and that the Transaction was not expected to impede the Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted during the November Meeting to approve the New Agreement for the Fund and recommended that shareholders approve the New Agreement.

Approval of Interim Agreement

At a special meeting of shareholders held on January 12, 2021 (the “Original Meeting”), the New Agreement was presented for shareholder approval, but shareholders of the Fund voted at the Original Meeting not to approve the New Agreement. As a result, on February 4, 2021, the Board unanimously approved an interim investment advisory agreement on behalf of the Fund (the “Interim Agreement”), to be utilized if shareholders of the Fund did not approve the New Agreement prior to the Closing. The Board noted that the terms of the Interim Agreement are substantially identical to those of the Prior Agreement except for term and escrow provisions required by applicable law. The analysis set forth above for the New Agreement is equally applicable to the Board’s review of the Interim Agreement.

In light of the foregoing, the Board unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Prior Agreement.

Following the November Meeting, the Board and its various committees continued to exercise their fiduciary responsibilities with respect to the Fund, including oversight of the services provided by Eaton Vance to the Fund and the Fund’s performance, both generally and in the context of the Transaction. Notably, the members of the Contract Review Committee, all of whom are Independent Trustees, had begun to engage in the 2021 annual contract review process for the Fund, which included review and discussion of information – including updated performance information for the Fund – furnished by Eaton Vance that the Contract Review Committee considered reasonably necessary to evaluate the services provided to the Fund by Eaton Vance and its affiliates. In the course of such oversight, the Independent Trustees did not identify any new information or developments that would have caused them to rescind their recommendation or approval of the New Agreement.

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APPENDIX D

Other Similar Funds Advised by Eaton Vance

The following table contains certain information regarding other funds for which Eaton Vance provides investment advisory services and that may have a similar investment objective to the Fund.

Fund	Approximate Net Assets as of May 14, 2021 ($)	Fee Rate	Amount Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
[ ]	$[ ]	[ ]%	[ ]	[ ]

D-1

APPENDIX E

Fund’s Trustees and Officers

Trustees
Thomas E. Faust Jr. Mark R. Fetting Cynthia E. Frost
George J. Gorman
Valerie A. Mosley
William H. Park
Helen Frame Peters
Keith Quinton
Marcus L. Smith
Susan J. Sutherland Scott E. Wennerholm

Officers
President[1]:	Eric A. Stein
Vice President:	Deidre E. Walsh
Treasurer[2]:	James F. Kirchner
Assistant Treasurers:	Justine E. Abbadessa	Michelle A. Green
	Kristin S. Anagnost	Michael J. Hebert
	Deborah A. Chlebek	Helen Hedberg
	Kevin M. Connerty	Dan A. Maalouly
Jennifer L. Flynn
Secretary:	Maureen A. Gemma[3]
Assistant Secretaries:	A. John Murphy	Kimberly M. Roessiger
Chief Compliance Officer:	Richard F. Froio
[1] The President is also the Chief Executive Officer [2] The Treasurer is also the Principal Financial and Accounting Officer [3] Ms. Gemma is also the Chief Legal Officer
E-1

APPENDIX F

5% Ownership

As of May 14, 2021, to the knowledge of the Fund, no person other than those listed below owned beneficially or of record more than 5% of the outstanding Common Shares or APS of the Fund. Beneficial owners of more than 25% of the Fund’s outstanding voting securities are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

Name and Address of Owner	Shares Owned	Percent Ownership of Share Class
Common Shares
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
Auction Preferred Shares
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%

F-1

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call [ ] (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE SENIOR INCOME TRUST

Special Meeting of Shareholders, June 24, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned hereby appoints JUSTINE E. ABBADESSA, JAMES F. KIRCHNER, KIMBERLY M. ROESSIGER, DEIDRE E. WALSH and ERIC A. STEIN, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held by means of remote communication in a virtual-only format on June 24, 2021 at [ ] (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Auction Preferred Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement with Eaton Vance Management to continue to serve as the Fund's investment adviser	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund(s). When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JUNE 24, 2021
The Notice of Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Card and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call [ ] (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE SENIOR INCOME TRUST

Special Meeting of Shareholders, June 24, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned hereby appoints JUSTINE E. ABBADESSA, JAMES F. KIRCHNER, KIMBERLY M. ROESSIGER, DEIDRE E. WALSH and ERIC A. STEIN, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held by means of remote communication in a virtual-only format on June 24, 2021 at [ ] (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Common Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement with Eaton Vance Management to continue to serve as the Fund's investment adviser	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund(s). When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

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SIGNATURE DATE

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SIGNATURE (IF HELD JOINTLY) DATE

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TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JUNE 24, 2021
The Notice of Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Card and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]